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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

     Date of report (Date of earliest event reported): October 23, 2002


                           MYSTIC FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

          Delaware               000-23533          04-3401049
(State or other jurisdiction    (Commission        (IRS Employer
      of incorporation)         File Number)    Identification No.)

60 High Street
Medford, MA                                            02155
(Address of principal executive offices)             (Zip Code)

     Registrant's telephone number, including area code: (781) 395-2800

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1 through 6.    Not applicable.

Item 7.     Financial Statements and Exhibits

      (a) No financial statements are required to be filed with this report.

      (b) No pro forma financial information is required to be filed with this report.

      (c)   Exhibits: 99.1  Regulation FD Materials

Item 8.     Not applicable.

Item 9. Management's presentation at Mystic Financial's 2002 Annual Meeting of Stockholders held on October 23, 2002 is attached as
            Exhibit 99.1 to this report.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mystic Financial, Inc.

                                       By: /s/ Anthony J. Patti
                                           --------------------------
                                           Anthony J. Patti
                                           Executive Vice President and
                                           Chief Financial Officer

Date: October 23, 2002


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